UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  November 21, 2025

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-36518	XPLR INFRASTRUCTURE, LP	30-0818558
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	XIFR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 21, 2025, XPLR Infrastructure Operating Partners, LP (XPLR OpCo), a direct subsidiary of XPLR Infrastructure, LP (XPLR), issued $750 million in aggregate principal amount of 7.750% senior unsecured notes due 2034 (the notes). The notes were issued pursuant to an indenture dated as of September 25, 2017 between XPLR OpCo and The Bank of New York Mellon, as trustee, as supplemented by an officer's certificate creating the notes, dated November 21, 2025.

The notes will pay interest semi-annually in arrears on April 15 and October 15 of each year, beginning on April 15, 2026 and will mature on April 15, 2034, unless redeemed in accordance with their terms prior to such date. At any time prior to April 15, 2029, XPLR OpCo may redeem some or all of the notes at a redemption price equal to 100% of the principal amount of the notes redeemed plus a make-whole premium and accrued and unpaid interest. On or after April 15, 2029, XPLR OpCo may redeem some or all of the notes at redemption prices of 103.875% or 101.938%, respectively, of the principal amount of the notes redeemed if the redemption occurs during the 12-month period beginning on April 15, 2029 or April 15, 2030, respectively, and a redemption price of 100% of the principal amount of the notes redeemed on or after April 15, 2031, in each case plus accrued and unpaid interest. In addition, at any time prior to April 15, 2029, XPLR OpCo may redeem up to 40% of the aggregate principal amount of the notes from the proceeds of one or more equity offerings at a redemption price equal to 107.750% of the principal amount of the notes redeemed, plus accrued and unpaid interest, if after any such redemption at least 50% of the aggregate principal amount of the notes issued remains outstanding. XPLR OpCo, at its option, also may redeem the notes, in whole but not in part, if a tax credit event, as defined in the officer's certificate creating the notes, occurs, at a redemption price equal to 101% of the principal amount, plus accrued and unpaid interest.

The notes are unsecured obligations of XPLR OpCo and are absolutely and unconditionally guaranteed, on a senior unsecured basis, by XPLR and XPLR Infrastructure US Partners Holdings, LLC (XPLR US Holdings), a subsidiary of XPLR OpCo. The notes are subject to, among other provisions, certain change of control provisions, restrictions on incurring liens to secure indebtedness and default and acceleration provisions relating to the failure to make required payments or to observe other covenants in the indenture and related documents, certain bankruptcy-related events and certain cross-default provisions with respect to other indebtedness agreements or instruments of XPLR OpCo, XPLR or XPLR US Holdings.

The foregoing description of the notes, the guarantees and the indenture is qualified in its entirety by reference to the indenture, the guarantee agreements and the officer's certificate creating the notes (including the form of notes), which are filed as exhibits hereto and incorporated into this report by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits (including those incorporated by reference).
Certain exhibits listed below refer to named entities and were effective prior to the name change of those entities as follows:

	Former Entity Name	Current Entity Name
	NextEra Energy Operating Partners, LP	XPLR Infrastructure Operating Partners, LP (effective January 27, 2025)
	NextEra Energy Partners, LP	XPLR Infrastructure, LP (effective January 23, 2025)
	NextEra Energy US Partners Holdings, LLC	XPLR Infrastructure US Partners Holdings, LLC (effective January 30, 2025)

Exhibit Number	Description
4.1*
Indenture, dated as of September 25, 2017, between NextEra Energy Operating Partners, LP and The Bank of New York Mellon, as trustee (filed as Exhibit 4.1 to Form 8-K dated September 19, 2017, File No. 1-36518)

4.2*
Guarantee Agreement dated as of September 25, 2017, between NextEra Energy Partners, LP and The Bank of New York Mellon, as guarantee trustee (filed as Exhibit 4.2 to Form 8-K dated September 19, 2017, File No. 1-36518)

4.3*
Guarantee Agreement dated as of September 25, 2017, between NextEra Energy US Partners Holdings, LLC and The Bank of New York Mellon, as guarantee trustee (filed as Exhibit 4.3 to Form 8-K dated September 19, 2017, File No. 1-36518)

4.4*
First Amendment to the Guarantee Agreement dated as of September 25, 2017, between NextEra Energy Partners, LP and The Bank of New York Mellon, as guarantee trustee, entered into as of June 27, 2019 (filed as Exhibit 4.5 to Form 8-K dated June 27, 2019, File No. 1-36518)

4.5*
First Amendment to the Guarantee Agreement dated as of September 25, 2017, between NextEra Energy US Partners Holdings, LLC and The Bank of New York Mellon, as guarantee trustee, entered into as of June 27, 2019 (filed as Exhibit 4.6 to Form 8-K dated June 27, 2019, File No. 1-36518)

4.6*
Second Amendment to the Guarantee Agreement dated as of September 25, 2017, between NextEra Energy Partners, LP and The Bank of New York Mellon, as guarantee trustee, entered into as of December 15, 2023 (filed as Exhibit 4.6 to Form 8-K dated December 15, 2023, File No. 1-36518)

4.7*
Second Amendment to the Guarantee Agreement dated as of September 25, 2017, between NextEra Energy US Partners Holdings, LLC and The Bank of New York Mellon, as guarantee trustee, entered into as of December 15, 2023 (filed as Exhibit 4.7 to Form 8-K dated December 15, 2023, File No. 1-36518)

4.8*
Third Amendment to the Guarantee Agreement dated as of September 25, 2017, between XPLR Infrastructure, LP and The Bank of New York Mellon, as guarantee trustee, entered into as of March 25, 2025 (filed as Exhibit 4.8 to Form 8-K dated March 25, 2025, File No. 1-36518)

4.9*
Third Amendment to the Guarantee Agreement dated as of September 25, 2017, between XPLR Infrastructure US Partners Holdings, LLC and The Bank of New York Mellon, as guarantee trustee, entered into as of March 25, 2025 (filed as Exhibit 4.9 to Form 8-K dated March 25, 2025, File No. 1-36518)

4.10	Officer's Certificate of XPLR Infrastructure Operating Partners, LP, dated November 21, 2025, creating the 7.750% Senior Notes due 2034
101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
__________________________
*    Incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 21, 2025

XPLR INFRASTRUCTURE, LP
(Registrant)

WILLIAM J. GOUGH
William J. Gough
Controller
(Principal Accounting Officer)